UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 19, 2013

PVF Capital Corp.

(Exact name of registrant as specified in its charter)

Ohio	0-24948	34-1659805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30000 Aurora Road, Solon, Ohio	44139
(Address of principal executive offices)	(Zip Code)

(440) 248-7171

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

On February 19, 2013, F.N.B. Corporation (“FNB”) and PVF Capital Corp. (“PVFC”) announced that they entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for, among other things, the acquisition by FNB of all outstanding common shares of PVFC in a stock-for-stock transaction. Under the terms of the Merger Agreement, PVFC will merge with and into FNB (the “Merger”), and existing PVFC shareholders will become entitled to receive 0.3405 shares of FNB common stock for each common share of PVFC (the “Exchange Ratio”). Outstanding PVFC stock options and restricted share awards relating to PVFC common shares will be converted into options and share awards relating to shares of FNB common stock upon consummation of the Merger, subject to adjustments based on the Exchange Ratio. Pursuant to the Merger Agreement, warrants to acquire PVFC common shares will be cancelled in exchange for a cash payment from FNB based upon the average closing price of FNB common stock, the Exchange Ratio and the strike price for the warrants. The Merger is subject to customary closing conditions, including regulatory approvals and approval from PVFC shareholders.

A copy of the joint press release announcing the proposed Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This press release is furnished herein, as part of this Item 7.01, as Exhibit 99.1. The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

ITEM 8.01	OTHER EVENTS.

On February 19, 2013, FNB and PVFC issued a joint press release announcing the signing of the Merger Agreement.

Important Additional Information About the Merger.

In connection with the Merger, FNB will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4. The registration statement will include a prospectus for the offer and sale of FNB common stock to PVFC shareholders, which will be combined with the proxy statement of PVFC for the solicitation of proxies from PVFC’s shareholders for use at the meeting at which the Merger will be voted upon. The prospectus/proxy statement and other documents filed by FNB and PVFC with the SEC will contain important information about FNB, PVFC and the Merger. SHAREHOLDERS OF PVF CAPITAL CORP. ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY STATEMENT REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and shareholders will be able to obtain a free copy of the prospectus/proxy statement — along with other filings containing information about FNB and PVFC — at the SEC’s website at http://www.sec.gov. Copies of the prospectus/proxy statement, and the filings with the SEC incorporated by reference in the prospectus/proxy statement, can also be obtained (when available) free of charge by directing a request to Jeffrey N. Male, Secretary, PVFC Capital Corp., 30000 Aurora Road, Solon, Ohio 44139, telephone (440) 248-7171 or by visiting PVFC’s website at www.parkviewfederal.com and clicking on “Our Company” at the top of the page, “Investor Relations” on the left, and then “Publications & Filings.”

PVFC and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the Merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation as well as additional information concerning PVFC’s directors and executive officers will be set forth in the prospectus/proxy statement relating to the Merger. Information concerning PVFC’s directors and executive officers is also set forth in its proxy statements and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act.

Cautionary Note Regarding Forward-Looking Statements:

This presentation contains statements that are forward-looking, as that term is defined by the Private Securities Litigation Act of 1995 or the SEC in its rules, regulations and releases. PVFC intends that such forward-looking statements be subject to the safe harbors created thereby. All forward-looking statements are based on current expectation regarding important risk factors including, but not limited to, interest rate changes, real estate values, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of PVFC’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in PVFC’s periodic reports and registration statements filed with the SEC. Accordingly, actual results may differ from those expressed in the forward-looking statements, and the making of such statements should not be regarded as a representation by PVFC or any other person that results expressed therein will be achieved. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date hereof. PVFC does not undertake an obligation to publicly update or revise any forward-looking statements to reflect new events, information or circumstances, or otherwise. Further information concerning issues that could materially affect financial performance related to forward-looking statements can be found in PVFC’s periodic filings with the SEC.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

99.1	Joint press release of F.N.B. Corporation and PVF Capital Corp., dated February 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVF CAPITAL CORP.

By:	/s/ Jeffrey N. Male
Jeffrey N. Male
Vice President and Secretary

Date: February 19, 2013